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                                                                     Exhibit 99


                          SYMBION STOCK INCENTIVE PLAN
                           RESTRICTED STOCK AGREEMENT

                            GRANT NUMBER __________R

         THIS AGREEMENT is made and entered into on this ______ day of ___________, 20__, by and between Symbion, Inc. (the "Company") and __________ (the "Participant"), in connection with an Award of Restricted Stock under the Symbion Stock Incentive Plan (the "Plan").

         The Company established the Plan by action of its board of directors in September 2001, and such action was thereafter approved by the shareholders of the Company on March 28, 2002. The Participant has been granted an Award of Restricted Stock that is described herein. In consideration of the foregoing, the parties have entered into this Agreement to govern the terms of this Award pursuant to the authority specified under the Plan:

         1. Award of Restricted Stock. Subject to the terms and conditions set forth in the Plan and herein, the Company grants to the Participant an Award of ________ shares of Restricted Stock, subject to adjustment as provided in Article VIII of the Plan. These shares are subject to forfeiture in the event of the termination of the Participant's employment with the Company or an Affiliate prior to the vesting of such shares, as specified herein.

         2. Transfer of Award. Except for transfers pursuant to a will or the laws of descent and distribution, this Award is not transferable and the Participant may not make any disposition of the shares of Restricted Stock described herein, or any interest herein, prior to the dates that such shares become vested in accordance with Paragraph 3; provided, however, that the Award may be transferred to the extent consented to by the Committee. As used herein, "disposition" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant's lifetime or upon or after the Participant's death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment, except a transfer by will or by the laws of descent or distribution. Any attempted disposition in violation of this Paragraph is void.

         3. Vesting of Award. The Restricted Stock Award will become vested as follows:


         On and After                        Shares Subject to Exercise

                                             _______Shares
                                             Additional _______ Shares
                                             Additional _______ Shares
                                             Additional _______Shares


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         4.       Termination.

                  (a) On the date that a Participant's provision of services to the Company or an Affiliate in his or her capacity as an employee, a non-employee member of the Board, a consultant or independent advisor ceases (and the Participant is not otherwise providing services to the Company or any Affiliate) for any reason other than death or disability (as defined in section 22(e)(3) of the Code), the Participant will forfeit all shares of Restricted Stock which have not yet become vested in accordance with the schedule set forth in Paragraph 3.

                  (b) On the date that a Participant's provision of services to the Company or an Affiliate in his or her capacity as an employee, a non-employee member of the Board, a consultant or independent advisor ceases (and the Participant is not otherwise providing services to the Company or any Affiliate) because of death or disability (as defined in section 22(e)(3) of the Code), all restrictions described herein shall be removed and all risks of forfeiture shall lapse on the Restricted Stock, without regard to the vesting schedule set forth in Paragraph 3, other than those restrictions described in the Plan.

         5. Status of Participant. Except for the restrictions described in this Agreement and the Plan, the Participant shall be deemed a stockholder of the Company with respect to Restricted Stock and shall be entitled to receive dividends and exercise voting rights with respect thereto. The Company is not required to deliver shares of Restricted Stock to the Participant until the shares have become vested as described in Paragraph 3, all applicable requirements of law have been complied with and such shares shall have been duly listed on any securities exchange on which the Stock may then be listed.

         6. Tax Withholding. In addition to the withholding provisions of the Plan, each Participant shall give the Company notice of any election filed by the Participant under section 83(b) of the Internal Revenue Code. At the time at which any Restricted Stock becomes vested, the Company shall not deliver or otherwise make such shares available to the Participant until the Participant pays to the Company in cash (or any other form acceptable to the Committee) any amount necessary to enable the Company to remit to the appropriate governmental entity or entities on behalf of the Participant the amount required to be withheld from the Participant's wages with respect to such transaction. The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due the Participant taxes required to be withheld with respect to Restricted Stock.

         7. No Effect on Capital Structure. This Award shall not affect the right of the Company or any Affiliate to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

         8. Committee Authority. Any question concerning the interpretation of this Agreement, any adjustments required to be made under the Plan and any controversy that may arise under the Plan or this Agreement shall be determined by the Committee in its sole discretion. Such decision by the Committee shall be final and binding.


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         9.       Plan Controls. The terms of this Agreement are governed by the terms of the Plan, as it exists on the date of this Agreement and as the Plan is amended from time to time. A copy of the Plan, and all amendments thereto, has been delivered or made available to the Participant and shall be deemed a part of this Agreement as if fully set forth herein. In the event of any conflict between the provisions of the Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise. For purposes of this Agreement, the defined terms in the Plan shall have the same meaning in this Agreement, except where the context otherwise requires. The terms "Article" or "Section" generally refer to provisions within the Plan; provided, however, the term "Paragraph" shall refer to a provision of this Agreement.

         10. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. The Company or the Participant may change, by written notice to the other, the address previously specified for receiving notices. Notices delivered to the Company shall be addressed as follows:

                        Symbion, Inc.
                        Attn: Dale Kennedy
                        40 Burton Hills Blvd., Suite 500
                        Nashville, TN 37215
                        Phone: (615) 234-5900
                        Fax: (615) 234-5999

         Notices to the Participant shall be hand-delivered to the Participant on the premises of the Company or its Affiliates, or mailed to the last address shown on the records of the Company.

         11. Information Confidential. As partial consideration for the granting of this Award, the Participant agrees that he or she will keep confidential all information and knowledge that the Participant has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Participant's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.

         12. Amendment. The Company may amend this Agreement at any time for any purpose determined by the Company in its sole discretion that is consistent with the Plan, including but not limited to an amendment to accelerate the vesting schedule set forth in Paragraph 3 due to normal retirement or other special circumstances, or to permit transfers of Restricted Stock to certain individuals specified by the Participant. All amendments must be in writing. The Company may not amend this Agreement, however, without the Participant's express agreement to any amendment that could adversely effect the material rights of the Participant.


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         13.      Governing Law. Except as is otherwise provided in the Plan, where applicable, the provisions of this Agreement shall be governed by the internal laws of the State of Tennessee, without regard to the principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Participant has set his hand hereto, to be effective as of _____________, 20___.


                                        SYMBION, INC.


                                        ---------------------------------------
                                        By:
                                           ------------------------------------
                                        Its:
                                            -----------------------------------


                                        PARTICIPANT

                                        ------------------------------------


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